UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

Excelligence Learning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-32613	77-0559897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Lower Ragsdale Drive,

Monterey, California 93940

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code (831) 333-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 19, 2006, Excelligence Learning Corporation (the “Company”) issued a press release announcing that the Company has executed a definitive agreement pursuant to which ELC Acquisition Corporation, a wholly-owned subsidiary of ELC Holdings Corporation, an affiliate of Thoma Cressey Equity Partners, agreed to acquire the Company. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of Excelligence Learning Corporation, dated July 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelligence Learning Corporation

Date: July 19, 2006	By:	/s/ Ronald Elliot
	Name:	Ronald Elliott
	Title:	Chief Executive Officer